UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PRICESMART, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! PRICESMART, INC. 2023 Annual Meeting Vote by February 2, 2023 11:59 PM ET P.O. BOX 9142 FARMINGDALE, NY 11735 D94209-P82329 You invested in PRICESMART, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on February 3, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 20, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and February 3, 2023 8:30 AM Pacific Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/PSMT2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Sherry S. Bahrambeygui 04) Beatriz V. Infante 07) David Price 10) Edgar Zurcher For 02) Jeffrey Fisher 05) Leon C. Janks 08) Robert E. Price 03) Gordon H. Hanson 06) Patricia Márquez 09) David R. Snyder 2. To approve, on an advisory basis, the compensation of the Company’s executive officers for fiscal year 2022. For 3. To approve a proposed amendment to the Company’s Amended and Restated 2013 Equity Incentive Award Plan to For increase the number of shares of Common Stock available for the grant of awards by 750,000 shares. 4. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the For fiscal year ending August 31, 2023. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D94210-P82329